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                                                                     Exhibit 4.1

                          JAVELIN PHARMACEUTICALS, INC.

           NUMBER                                           SHARES
           CS0422                                           ______

INCORPORATED UNDER THE LAWS                           CUSIP 471894 10 5
  OF THE STATE OF DELAWARE                   SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

                                    SPECIMEN

IS THE OWNER OF

            FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                          PAR VALUE $.001 PER SHARE, OF

                          JAVELIN PHARMACEUTICALS, INC.

(hereinafter the "Corporation"), transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated: __________




/s/ Daniel B. Carr                   (SEAL)              /s/ Fred H. Mermelstein
------------------------------------                     -----------------------
CHIEF EXECUTIVE OFFICER                                  SECRETARY

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          The Corporation will furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences, and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -- as tenants in common
TEN ENT -- as tenants by the entireties
JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT- _________ Custodian ___________
                     (Cust)              (Minor)
under Uniform Gifts to Minors
Act ___________________
          (State)

     Additional abbreviations may also be used though not in the above list.

          For value received, _______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE
________________________________________________________________________________

________________________________________________________________________________
   Please print or typewrite name and address, including postal zip code, of assignee

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated __________


                                        ----------------------------------------
                                NOTICE: THE SIGNATURE TO THE ASSIGNMENT MUST
                                        CORRESPOND WITH THE NAME AS WRITTEN UPON
                                        THE FACE OF THE CERTIFICATE IN EVERY
                                        PARTICULAR WITHOUT ALTERATION OR
                                        ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


-------------------------------------------
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.